SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) is March 10, 2006


                             EPIC MEDIA INCORPORATED

             (Exact name of registrant as specified in its charter)


           California                000-50579             33-07385929
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 (State or other jurisdiction of    (Commission    (IRS Employer Identification
  incorporation or jurisdiction)    File Number)             Number)


    2049 Century Park East #1920
      Century City, California                             90067
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       (Address of principal                             (Zip Code)
         executive office)


Registrant's telephone number, including area code: (310) 922-7773

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.02.     Departure of Directors or Principal Officers

       On November 22, 2005, James M. Hollman submitted his resignation as the Registrant's Treasurer and CFO [and a member of the Board of Directors].


Item 9.01      Financial Statements and Exhibits.

       Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:


9.1    James M. Hollman's resignation letter.


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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 10, 2006             EPIC MEDIA INCORPORATED


                                 By: /s/ Nicholas A. Czuczko
                                     -------------------------------------------
                                     Nicholas A. Czuczko, Chairman of the Board,
                                     President and Chief Executive Officer


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